UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2006
VALLEY BANCORP
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-50950	88-0493760
1300 S. Jones Boulevard, Las Vegas, Nevada 89146
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (702) 821-4100
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     At the Annual Shareholder Meeting of Valley Bancorp (“Bancorp”), Las Vegas, Nevada, to be held on April 18, 2006, Bancorp will give a presentation on its operating results and financial condition for the fiscal year 2005. That presentation is available on Bancorp’s Investor Relations website at www.valleybancorp.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2006
VALLEY BANCORP
By	/s/ Dick Holtzclaw
Dick Holtzclaw
Executive Vice President and Chief Financial Officer